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                      SAMPLE PERSONNEL OPTION STATUS REPORT


                                                SPHERION CORPORATION
PERSONNEL OPTION STATUS                         ID: 36-3536544
                                                (formerly Interim Services Inc.)
                                                2050 Spectrum Boulevard
                                                Fort Lauderdale, FL 33309


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AS OF (DD/MM/YYYY)

NAME                                                               ID:              (OPTIONEE'S SS #)
ADDRESS
CITY, STATE, ZIP

                     OPTION
NUMBER               DATE         PLAN     TYPE     GRANTED        PRICE            EXERCISED         VESTED            CANCELLED
-----------------------------------------------------------------------------------------------------------------------------------

0000####             DD/MM/YYYY   0#       ISO/NQ      # Granted        $##.####    # Exercised       # Vested          # Cancelled
0000####             DD/MM/YYYY   0#       ISO/NQ      # Granted        $##.####    # Exercised       # Vested          # Cancelled
0000####             DD/MM/YYYY   0#       ISO/NQ      # Granted        $##.####    # Exercised       # Vested          # Cancelled
0000####             DD/MM/YYYY   0#       ISO/NQ      # Granted        $##.####    # Exercised       # Vested          # Cancelled


                                                    -------------                   ----------------  ----------------  -----------




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INFORMATION CURRENTLY ON FILE

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TAX            RATE %                               BROKER                                            REGISTRATION

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

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                                                    Page: 1
                                                    File:    Optstmt
                                                    Date:  DD/MM/YYYY
                                                    Time:  00:00:00 AM/PM


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NUMBER                              UNVESTED        OUTSTANDING       EXERCISABLE
-------------------------------------------------------------------------------------

0000####                            # Unvested      # Outstanding     # Exercisable
0000####                            # Unvested      # Outstanding     # Exercisable
0000####                            # Unvested      # Outstanding     # Exercisable
0000####                            # Unvested      # Outstanding     # Exercisable


                                    --------------  ---------------   ---------------

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